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                                                                    EXHIBIT 23.1

                      CONSENT OF McGLADREY & PULLEN, LLP

     We hereby consent to the incorporation by reference in this Current Report on Form 8-K of our report dated February 13, 2001, relating to the consolidated financial statement of R&B Communications, Inc.

/s/ McGladrey & Pullen, LLP

Richmond, Virginia
April 24, 2001